UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

SHUTTERFLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33031	94-3330068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 610-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SFLY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2019, Shutterfly, Inc. (the “Company”) held its Annual Meeting of Stockholders in Redwood City, California (“Annual Meeting”). As of March 18, 2019, the Company’s record date, there were a total of 34,170,027 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Based on the final report of the independent inspector of elections, 29,572,184 shares of Common Stock were represented in person or by proxy at the Annual Meeting and, therefore, a quorum was present. Four items of business were acted upon by stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

Mr. William J. Lansing, Ms. Elizabeth S. Rafael and Mr. Michael P. Zeisser were elected to serve as Class I directors of the Company’s Board of Directors for three-year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows:

	FOR	WITHHELD	BROKER NON-VOTE
William J. Lansing	27,313,182	298,852	1,960,150
Elizabeth S. Rafael	27,431,927	180,107	1,960,150
Michael P. Zeisser	21,893,066	5,718,968	1,960,150

As previously reported in the Company’s proxy statement for the Annual Meeting, Christopher North, our Chief Executive Officer and Director, did not stand for reelection as he will be stepping down from his role as the Company’s President and Chief Executive Officer in the coming months. Effective as of the close of our Annual Meeting, the size of our Board was reduced from ten to nine members.

Proposal No. 2 – Non-binding Advisory Vote to Approve the Compensation of our Named Executive Officers (“Say-on-Pay”)

Based on the non-binding votes set forth below, the compensation of the Company’s named executive officers was duly approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
19,946,524	7,590,173	75,337	1,960,150

Proposal No. 3 – Amendment of the 2015 Equity Incentive Plan

Based on the votes set forth below, the amendment of the Company’s 2015 Equity Incentive Plan was duly approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,425,956	12,169,804	16,274	1,960,150

Proposal No. 4 – Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,176,490	379,989	15,705	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Jason Sebring
Jason Sebring Vice President and General Counsel

Date: May 15, 2019